# LIBERTY ALL-STAR® EQUITY FUND

# USA

## 3RD QUARTER SEPTEMBER 30, 2015

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND
Periods Ended September 30, 2015 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.91
Market Price	$5.08
Discount	-14.0%

	Quarter	Year-to-Date
Distributions*	$0.14	$0.38
Market Price Trading Range	$4.43 to $5.92	$4.43 to $6.04
Premium/(Discount) Range	-12.6% to -15.2%	-11.8% to -15.2%

Performance
Shares Valued at NAV with Dividends Reinvested	-8.78%	-7.67%
Shares Valued at Market Price with Dividends Reinvested	-9.32%	-9.23%
Dow Jones Industrial Average	-6.98%	-6.95%
Lipper Large-Cap Core Mutual Fund Average	-7.24%	-6.23%
NASDAQ Composite Index	-7.09%	-1.61%
S&P 500® Index	-6.44%	-5.29%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2015.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds' total returns, which include dividends, and are net of fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

Fellow Shareholders:	October 2015

The third quarter of 2015 was marked by highly volatile trading of a magnitude that has not been seen in recent years. August, in particular, roiled financial markets, as the S&P 500® Index lost 6.03 percent, its worst monthly performance in more than three years. On five trading days that month, the S&P 500® moved up or down by more than 2 percent. At the close of the quarter, the S&P 500® was off 6.44 percent, the NASDAQ Composite Index declined 7.09 percent and the widely followed Dow Jones Industrial Average (DJIA) was down 6.98 percent. The reversals pulled all three indices into negative territory for the first nine months of the year.

During the quarter, investors were concerned with a number of factors, both domestic and international. A primary source of worry was a slowdown in China's economy, which depressed commodity prices (oil slipped below $40 per barrel in the U.S. at one point) and raised the possibility that the country would buy goods and services at a much-reduced level. China surprised financial markets on August 11 by announcing a devaluation of its currency, and its attempts to intervene and settle its own highly volatile stock market only served to heighten fears of a serious retrenchment in the world's second-largest economy. China's problems traveled quickly to the U.S. because of their implications for the economy and future corporate earnings. The high value of the U.S. dollar relative to other countries' currencies was also seen as a hindrance to the export sector of the economy. In addition, uncertainty about interest rates kept investors on edge. The Federal Reserve was believed to be moving toward a quarter-point increase in the federal funds rate, but the upheaval in financial markets forestalled any action and prolonged the uncertainty about when a rate increase would finally go into effect. While geopolitical tensions and ongoing problems, such as the Greek debt dilemma, remained unresolved, they faded in importance as newer worries emerged and captured investors' attention.

Liberty All-Star® Equity Fund
Liberty All-Star® Equity Fund's quarterly results reflected the same investor fears that hit global financial markets. The Fund returned -8.78 percent with shares valued at net asset value (NAV) with dividends reinvested and -9.32 percent with shares valued at market price with dividends reinvested. As noted, the S&P 500® Index returned -6.44 percent, the NASDAQ Composite returned -7.09 percent and the DJIA returned -6.98 percent. The Lipper Large-Cap Core Mutual Fund Average returned -7.24 percent. The discount at which Fund shares traded relative to their NAV widened slightly over the quarter, ranging from -12.6 percent to -15.2 percent.

As shareholders know, the Fund's multi-manager structure allocates Fund assets among three value managers and two growth managers. Fund management has been disappointed with the performance of the assets allocated to value style investing and, as part of our ongoing monitoring of investment managers, decided during the quarter that it was appropriate to make a change. Thus, effective September 14, the Board of Trustees appointed Delaware Investments as one of the Fund's three value style managers replacing Schneider Capital Management. We will offer a more extensive introduction to the new manager in our annual report for 2015.

Third Quarter Report (Unaudited) | September 30, 2015	1

President's Letter	Liberty All-Star® Equity Fund

(Unaudited)

For the second consecutive quarter, the Fund's distribution to shareholders was $0.14 per share. The previous distribution of $0.10 per share was raised to $0.14 in the second quarter. This represents an increase in the Fund's distribution policy from an annual rate of approximately 6 percent (1.5 percent quarterly) of NAV to approximately 8 percent (2 percent quarterly). The Fund's distribution policy has been in place since 1988 and is a major component of the Fund's total return. These distributions add up to $25.04 since 1987 (the Fund's first full calendar year of operations). We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

The third quarter was a difficult one for global financial market participants, including Liberty All-Star® Equity Fund. As to the markets, we are pleased to see the fourth quarter get off to a more stable start, and we are hopeful that more tranquil conditions will settle in. As to the Fund, the managers will continue to practice their disciplines and we at Liberty All-Star® Equity Fund will remain committed to the best long-term interests of our shareholders.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President's letter reflect the views of the President as of October 2015 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

September 30, 2015 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015
1st Quarter	0.10
2nd Quarter[4]	0.14
3rd Quarter	0.14
Total	$23.86

[1]	The Fund's net investment income and net realized capital gains exceeded the amount to be distributed under the Fund's distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year's distributions) contained in shareholders' 1099-DIV forms after the end of the year. If the Fund's ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2015	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund

September 30, 2015 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Google, Inc., Class A & C	2.44%
Facebook, Inc., Class A	1.92
Salesforce.com, Inc.	1.84
Amazon.com, Inc.	1.57
Visa, Inc., Class A	1.43
CVS Health Corp.	1.40
Microsoft Corp.	1.37
JPMorgan Chase & Co.	1.34
Metlife, Inc.	1.32
Cisco Systems, Inc.	1.27
Alexion Pharmaceuticals, Inc.	1.25
BB&T Corp.	1.21
Johnson Controls, Inc.	1.21
Intel Corp.	1.19
Johnson & Johnson	1.18
Occidental Petroleum Corp.	1.14
State Street Corp.	1.13
Hewlett-Packard Co.	1.10
Gilead Sciences, Inc.	1.06
The Walt Disney Co.	1.05
27.42%

Economic Sectors*	Percent of Net Assets
Financials	21.87%
Information Technology	20.66
Health Care	16.21
Consumer Discretionary	15.15
Energy	8.54
Consumer Staples	7.43
Industrials	5.63
Materials	1.34
Telecommunication Services	1.21
Utilities	0.67
Other Net Assets	1.29
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

September 30, 2015 (Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund's portfolio during the third quarter of 2015, excluding transactions from the manager replacement of Schneider Capital Management with Delaware Investments.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/15
Purchases
Exxon Mobil Corp.	79,150	123,925
J.B. Hunt Transport Services, Inc.	78,177	78,177
Regions Financial Corp.	511,475	614,950

Sales
Diageo PLC	(51,093)	0
The Estee Lauder Cos., Inc., Class A	(76,944)	0
Precision Castparts Corp.	(25,780)	0
Rackspace Hosting, Inc.	(187,458)	0
Royal Caribbean Cruises Ltd.	(59,032)	20,576

Third Quarter Report (Unaudited) | September 30, 2015	5

Investment Managers/
Portfolio Characteristics	Liberty All-Star® Equity Fund

September 30, 2015 (Unaudited)

THE FUND'S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS' DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2015 (Unaudited)

	Investment Style Spectrum

	PZENA	DELAWARE	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	41	34	37	41	31	154*	505
Percent of Holdings in Top 10	35%	32%	36%	45%	47%	15%	17%
Weighted Average Market Capitalization (billions)	$89	$71	$97	$101	$57	$91	$127
Average Five-Year Earnings Per Share Growth	4%	7%	7%	20%	20%	11%	11%
Dividend Yield	2.7%	2.9%	2.9%	0.9%	0.6%	2.0%	2.3%
Price/Earnings Ratio**	13x	16x	14x	22x	36x	17x	18x
Price/Book Value Ratio	1.8x	2.2x	2.2x	4.3x	5.5x	2.8x	3.0x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (98.71%)
CONSUMER DISCRETIONARY (15.15%)
Auto Components (1.21%)
Johnson Controls, Inc.	317,200	$13,119,392

Automobiles (0.61%)
Ford Motor Co.	385,900	5,236,663
Harley-Davidson, Inc.	25,600	1,405,440
		6,642,103
Hotels, Restaurants & Leisure (2.39%)
Chipotle Mexican Grill, Inc.(a)	10,450	7,526,612
McDonald's Corp.	60,300	5,941,359
Royal Caribbean Cruises Ltd.	20,576	1,833,116
Starbucks Corp.	185,700	10,555,188
		25,856,275
Household Durables (0.57%)
PulteGroup, Inc.	326,288	6,157,055

Internet & Catalog Retail (2.47%)
Amazon.com, Inc.(a)	33,197	16,993,212
The Priceline Group, Inc.(a)	7,820	9,672,245
		26,665,457
Leisure Products (0.35%)
Polaris Industries, Inc.(b)	31,400	3,763,918

Media (3.10%)
The Interpublic Group of Cos., Inc.	128,075	2,450,075
News Corp., Class A	305,600	3,856,672
News Corp., Class B	112,445	1,441,545
Omnicom Group, Inc.	93,825	6,183,067
Time Warner, Inc.	43,392	2,983,200
Viacom, Inc., Class B	121,000	5,221,150
The Walt Disney Co.	111,219	11,366,582
		33,502,291
Multi-Line Retail (0.57%)
Dollar General Corp.	84,629	6,130,525

Specialty Retail (2.91%)
The Home Depot, Inc.	95,708	11,053,317
Lowe's Cos., Inc.	98,000	6,754,160
Ross Stores, Inc.	95,168	4,612,793
Staples, Inc.	436,982	5,125,799
Tiffany & Co.	50,200	3,876,444
		31,422,513

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2015	7

Schedule of Investments	Liberty All-Star® Equity Fund

As of September 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (0.97%)
NIKE, Inc., Class B	46,307	$5,694,372
Under Armour, Inc., Class A(a)	48,900	4,732,542
		10,426,914
CONSUMER STAPLES (7.43%)
Beverages (2.00%)
The Coca-Cola Co.	271,092	10,876,211
Monster Beverage Corp.(a)	39,100	5,283,974
PepsiCo, Inc.	58,000	5,469,400
		21,629,585
Food & Staples Retailing (2.54%)
Costco Wholesale Corp.	39,275	5,677,987
CVS Health Corp.	156,200	15,070,176
Wal-Mart Stores, Inc.	102,925	6,673,657
		27,421,820
Food Products (2.28%)
Archer-Daniels-Midland Co.	155,600	6,449,620
The Kraft Heinz Co.	89,600	6,323,968
Mead Johnson Nutrition Co.	75,000	5,280,000
Mondelez International, Inc., Class A	158,000	6,615,460
		24,669,048
Household Products (0.61%)
The Procter & Gamble Co.	91,500	6,582,510

ENERGY (8.54%)
Energy Equipment & Services (1.54%)
Baker Hughes, Inc.	66,300	3,450,252
Halliburton Co.	139,400	4,927,790
Schlumberger Ltd.	120,400	8,303,988
		16,682,030
Oil, Gas & Consumable Fuels (7.00%)
Anadarko Petroleum Corp.	100,157	6,048,481
BP PLC(c)	211,926	6,476,458
Chevron Corp.	128,500	10,136,080
ConocoPhillips	199,800	9,582,408
Devon Energy Corp.	127,000	4,710,430
EOG Resources, Inc.	36,797	2,678,822
Exxon Mobil Corp.	123,925	9,213,824
Marathon Oil Corp.	229,700	3,537,380
Murphy Oil Corp.	94,175	2,279,035
Occidental Petroleum Corp.	186,700	12,350,205
Royal Dutch Shell PLC, Class A(c)	181,493	8,600,930
		75,614,053

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
FINANCIALS (21.87%)
Capital Markets (5.94%)
Affiliated Managers Group, Inc.(a)	12,499	$2,137,204
Ameriprise Financial, Inc.	35,639	3,889,284
Bank of New York Mellon Corp.	168,800	6,608,520
The Charles Schwab Corp.	378,170	10,800,535
Franklin Resources, Inc.	153,875	5,733,383
The Goldman Sachs Group, Inc.	31,875	5,538,600
Morgan Stanley	355,175	11,188,012
State Street Corp.	181,925	12,227,179
UBS Group AG	325,600	6,030,112
		64,152,829
Commercial Banks (3.35%)
BB&T Corp.	368,600	13,122,160
First Republic Bank	72,479	4,549,507
The PNC Financial Services Group, Inc.	53,541	4,775,857
Regions Financial Corp.	614,950	5,540,700
Wells Fargo & Co.	160,500	8,241,675
		36,229,899
Consumer Finance (2.47%)
American Express Co.	58,800	4,358,844
Capital One Financial Corp.	94,000	6,816,880
Visa, Inc., Class A	222,164	15,475,944
		26,651,668
Diversified Financial Services (3.36%)
Bank of America Corp.	517,200	8,057,976
Citigroup, Inc.	160,481	7,961,462
JPMorgan Chase & Co.	237,275	14,466,657
Voya Financial, Inc.	150,750	5,844,578
		36,330,673
Insurance (5.13%)
ACE Ltd.	93,900	9,709,260
The Allstate Corp.	114,700	6,680,128
American International Group, Inc.	132,925	7,552,798
Axis Capital Holdings Ltd.	123,775	6,649,193
Marsh & McLennan Cos., Inc.	123,800	6,464,836
Metlife, Inc.	301,925	14,235,764
Willis Group Holdings PLC	102,450	4,197,377
		55,489,356
Real Estate Investment Trusts (1.62%)
American Tower Corp.	120,450	10,597,191

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2015	9

Schedule of Investments	Liberty All-Star® Equity Fund

As of September 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Equinix, Inc.	25,110	$6,865,074
		17,462,265
HEALTH CARE (16.21%)
Biotechnology (4.89%)
Alexion Pharmaceuticals, Inc.(a)	86,320	13,499,585
Baxalta, Inc.	172,500	5,435,475
BioMarin Pharmaceutical, Inc.(a)	38,950	4,102,214
Celgene Corp.(a)	76,330	8,256,616
Gilead Sciences, Inc.	117,128	11,500,798
Puma Biotechnology, Inc.(a)	46,945	3,537,775
Vertex Pharmaceuticals, Inc.(a)	62,318	6,489,797
		52,822,260
Health Care Equipment & Supplies (1.21%)
Baxter International, Inc.	200,975	6,602,029
Zimmer Biomet Holdings, Inc.	69,400	6,518,742
		13,120,771
Health Care Providers & Services (2.98%)
Cardinal Health, Inc.	79,200	6,084,144
Cigna Corp.	55,227	7,456,750
Envision Healthcare Holdings, Inc.(a)	71,252	2,621,361
Express Scripts Holding Co.(a)	79,400	6,428,224
Humana, Inc.	13,144	2,352,776
Laboratory Corp. of America Holdings(a)	9,675	1,049,447
Quest Diagnostics, Inc.	101,100	6,214,617
		32,207,319
Health Care Technology (1.68%)
athenahealth, Inc.(a)(b)	47,300	6,307,455
Cerner Corp.(a)	145,600	8,730,176
HMS Holdings Corp.(a)	352,869	3,094,661
		18,132,292
Life Sciences Tools & Services (1.14%)
Illumina, Inc.(a)	38,000	6,681,160
Thermo Fisher Scientific, Inc.	46,000	5,624,880
		12,306,040
Pharmaceuticals (4.31%)
Abbott Laboratories	107,925	4,340,743
Allergan, PLC(a)	21,100	5,735,191
Johnson & Johnson	137,100	12,798,285
Merck & Co., Inc.	127,600	6,302,164
Perrigo Co. PLC	26,954	4,239,056
Pfizer, Inc.	204,200	6,413,922

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd.(c)	119,000	$6,718,740
		46,548,101
INDUSTRIALS (5.63%)
Aerospace & Defense (1.73%)
Northrop Grumman Corp.	39,800	6,604,810
Raytheon Co.	63,300	6,916,158
Textron, Inc.	138,048	5,196,126
		18,717,094
Building Products (0.15%)
Masco Corp.	64,371	1,620,862

Commercial Services & Supplies (0.62%)
Waste Management, Inc.	133,900	6,669,559

Electrical Equipment (0.59%)
Eaton Corp. PLC	125,000	6,412,500

Machinery (1.83%)
Caterpillar, Inc.	78,000	5,098,080
Dover Corp.	55,750	3,187,785
Parker-Hannifin Corp.	52,825	5,139,872
Stanley Black & Decker, Inc.	65,550	6,357,039
		19,782,776
Road & Rail (0.52%)
J.B. Hunt Transport Services, Inc.	78,177	5,581,838

Trading Companies & Distributors (0.19%)
HD Supply Holdings, Inc.(a)	72,898	2,086,341

INFORMATION TECHNOLOGY (20.66%)
Communications Equipment (2.34%)
Cisco Systems, Inc.	522,900	13,726,125
Palo Alto Networks, Inc.(a)	24,495	4,213,140
QUALCOMM, Inc.	136,000	7,307,280
		25,246,545

Computers & Peripherals (1.10%)
Hewlett-Packard Co.	464,400	11,893,284

Electronic Equipment & Instruments (1.03%)
Corning, Inc.	209,425	3,585,356
TE Connectivity Ltd.	127,000	7,606,030
		11,191,386

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2015	11

Schedule of Investments	Liberty All-Star® Equity Fund

As of September 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Internet Software & Services (5.96%)
CoStar Group, Inc.(a)	25,676	$4,443,488
Facebook, Inc., Class A(a)	231,086	20,774,631
Google, Inc., Class A(a)	22,072	14,090,103
Google, Inc., Class C(a)	20,100	12,229,242
LinkedIn Corp., Class A(a)	36,250	6,892,212
Mercadolibre, Inc.	28,927	2,634,093
Pandora Media, Inc.(a)	157,937	3,370,376
		64,434,145
IT Services (0.58%)
Xerox Corp.	647,200	6,297,256

Semiconductors & Semiconductor Equipment (1.68%)
ARM Holdings PLC(c)	121,300	5,246,225
Intel Corp.	427,250	12,877,315
		18,123,540
Software (7.07%)
CA, Inc.	240,800	6,573,840
Imperva, Inc.(a)	34,960	2,289,181
Microsoft Corp.	334,025	14,783,946
Mobileye N.V.(a)(b)	135,350	6,155,718
Oracle Corp.	191,025	6,899,823
Salesforce.com, Inc.(a)	285,568	19,826,986
ServiceNow, Inc.(a)	100,200	6,958,890
Splunk, Inc.(a)	93,500	5,175,225
Symantec Corp.	271,000	5,276,370
Tableau Software, Inc., Class A(a)	30,628	2,443,502
		76,383,481
Technology Hardware & Equipment (0.90%)
Apple, Inc.	87,952	9,701,106

MATERIALS (1.34%)
Chemicals (1.34%)
The Chemours Company	12,360	79,969
Ecolab, Inc.	43,236	4,743,854
EI du Pont de Nemours & Co.	201,000	9,688,200
		14,512,023
TELECOMMUNICATION SERVICES (1.21%)
Diversified Telecommunication (1.21%)
AT&T, Inc.	205,200	6,685,416
Verizon Communications, Inc.	146,300	6,365,513
		13,050,929

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
UTILITIES (0.67%)
Electric Utilities (0.67%)
Edison International	114,700	$7,234,129

TOTAL COMMON STOCKS (COST OF $958,905,028)		1,066,677,756

	PAR VALUE/ SHARES
SHORT TERM INVESTMENTS (2.85%)
REPURCHASE AGREEMENT (1.34%)
Repurchase agreement with State Street Bank & Trust Co., dated 9/30/15, due 10/01/15 at 0.01%, collateralized by U.S. Treasury Note, 1.75%, 09/30/22, market value of $14,834,163 and par value of $14,890,000. (Repurchase proceeds of $14,524,004). (COST OF $14,524,000)	$14,524,000	$14,524,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.51%)
State Street Navigator Securities Lending Prime Portfolio, 0.20% (COST OF $16,334,643)	16,334,643	16,334,643

TOTAL SHORT TERM INVESTMENTS (COST OF $30,858,643)		30,858,643

TOTAL INVESTMENTS (101.56%) (COST OF $989,763,671)(d)		1,097,536,399

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.56%)		(16,920,499)

NET ASSETS (100.00%)		$1,080,615,900

NET ASSET VALUE PER SHARE (182,754,403 SHARES OUTSTANDING)		$5.91

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan.
(c)	American Depositary Receipt.
(d)	Cost of investments for federal income tax purposes is $993,722,926.

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2015	13

Schedule of Investments	Liberty All-Star® Equity Fund

As of September 30, 2015 (Unaudited)

Gross unrealized appreciation and depreciation at September 30, 2015 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$174,835,690
Gross unrealized depreciation	(71,022,217)
Net unrealized appreciation	$103,813,473

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2015 (Unaudited)

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC ("NASDAQ"), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the Investment Company Act of 1940 (the "1940 Act"), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company's net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management's judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor, ALPS Advisors, Inc. (the "Advisor"), using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund's net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund's custodian.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.
The Fund estimates components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation, including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Third Quarter Report (Unaudited) | September 30, 2015	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund

September 30, 2015 (Unaudited)

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement ("MRA") which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund's securities lending agent, State Street Bank & Trust Co. ("SSB"). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund's Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund's Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. As of September 30, 2015, the market value of securities on loan was $16,421,676, and the total cash collateral and non-cash collateral received was $16,784,062 and $0, respectively.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB's indemnity allows for full replacement of securities lent. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2015 (Unaudited)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund's investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Third Quarter Report (Unaudited) | September 30, 2015	17

Notes to Schedule of Investments	Liberty All-Star® Equity Fund

September 30, 2015 (Unaudited)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,066,677,756	$–	$–	$1,066,677,756
Short Term Investment	–	14,524,000	–	14,524,000
Investments Purchased with Collateral from Securities Loaned	16,334,643	–	–	16,334,643
Total	$1,083,012,399	$14,524,000	$–	$1,097,536,399

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Shareholder Meeting Results
On August 27, 2015, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees and to consider a shareholder proposal. On May 29, 2015, the record date for the meeting, the Fund had outstanding 179,951,943 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Trustees:
Nominee	For	Withheld
John A. Benning	145,500,172.072	18,104,322.914
Edmund J. Burke	123,064,353.171	40,540,141.815

Proposal 3 – Shareholder proposal:

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal	19,744,187.501	60,176,469.036	2,441,769.349	81,242,069.100

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark And Market Indicies

September 30, 2015 (Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2015	19

Intentionally Left Blank

ALL STAR®
EQUITY FUND

USA LISTED NYSE

**INVESTMENT ADVISOR**
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

**INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM**
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

**CUSTODIAN**
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

**INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR**
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

**LEGAL COUNSEL**
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

**TRUSTEES**
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

**OFFICERS**
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Alex J. Marks, Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000689

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc.